VMW Q4 & FY20 Earnings Conference Call Slide Deck without FY21 Guidance February 27, 2020 ©2020 VMware, Inc.

VMware Delivers the Digital Foundation Build, Run, Manage, Connect and Protect Any App on Any Cloud on Any Device Any Device Intrinsic Intrinsic Security Any Application Traditional Cloud Native SaaS Edge Private Public Any Cloud Hybrid Hybrid Telco ©2020 VMware, Inc. 2

Overview of Results: Revenue Highlights Q4FY20 (1) Actual ($M) YoY Growth Total Revenue 3,073 11.4% Subscription & SaaS and License Revenue 1,590 14.1% Subscription & SaaS Revenue 556 51.7% FY20 (1) Actual ($M) YoY Growth Total Revenue 10,811 12.5% Subscription & SaaS and License Revenue 5,058 16.4% Subscription & SaaS Revenue 1,877 44.1% (1) Year-over-year comparisons are to Q4 FY19 and FY19 amounts as adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control. ©2020 VMware, Inc. 3

Subscription & SaaS

Q4FY20
18% of total revenue
Subscription & SaaS Revenue contains:
VMware Cloud Provider Program, VMware Cloud on AWS
Pivotal
Portion of EUC/Workspace One revenue recognized as SaaS
Carbon Black
CloudHealth Technologies, VeloCloud, Horizon Cloud
Wavefront, AppDefense and other "as a service" offerings

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Income Statement Highlights Q4FY19(1) Q4FY20 FY19(1) FY20 License Revenue ($M) 1,027 1,034 3,042 3,181 Subscription & SaaS Revenue ($M) 367 556 1,303 1,877 Services Revenue ($M) 1,365 1,483 5,268 5,753 Total Revenue ($M) 2,759 3,073 9,613 10,811 Non-GAAP Operating Margin(2) 34.1% 34.3% 30.7% 30.2% Non-GAAP Net Income per Diluted (2)(3) 1.87 2.05 5.98 6.24 Share ($) (1) Adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control. (2) See Appendix for reconciliation to GAAP. (3) Based on net income attributable to VMware. ©2020 VMware, Inc. 5

Select Financial Measures (1) FY19 FY20 Headcount 24,193 30,938 Cash, Cash Equivalents & Short-Term Investments ($M) 3,532 2,915 Operating Cash Flow ($M) 3,657 3,872 CapEx ($M) 254 279 Unearned Revenue Total ($M) 7,439 9,268 Long-Term Unearned Revenue ($M)(2) 3,100 4,050 (1) Dollar amounts adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control. (2) Non-current unearned revenue as reported on VMware’s consolidated balance sheets. ©2020 VMware, Inc. 6

Comparison of Q4FY20 Reported Results to VMware Standalone Guidance

Q4-20 in $ millions	As Presented in February 27, 2020 Earnings Release[(1)]	Non-GAAP as Adjusted excluding Pivotal[(2)(3)]	Adjusted to Prior Revenue Categories	Non-GAAP Excluding Pivotal adjusted to prior Revenue Categories[(2)]	November 26, 2019 Guidance[(2)(4)]
License Revenue	1,034	1,034	291	1,325	1,390
y/y	1%	1%	-	8%	13%
Subscription & SaaS Revenue	556	407	(407)	-	-
y/y	52%	58%	-	-	-
Total License and Subscription & SaaS Revenue	1,590	1,441	(116)	-	-
y/y	14%	12.1%	-	-	-
Services Revenue	1,483	1,433	116	1,549	-
y/y	9%	10%	-	14%	-
Total Revenue	3,073	2,874	-	2,874	2,950
y/y	11%	10.9%	-	10.9%	14%
Non-GAAP Operating Margin[(3)]	34.3%	36.6%	-	36.6%	37.6%
y/y	20 bps	(68 bps)	-	(68 bps)	-
Diluted Share Count	424	415	-	415	414
Non-GAAP Net Income Per Diluted Share[(3)(5)]	$2.05	$2.09	-	$2.09	$2.16
y/y	9%	5%	-	5%	9%

Note: Totals may not sum due to rounding.
(1) Year-over-year growth comparisons are to Q4 FY19 amounts as adjusted to reflect the recast of prior period financial statements due to the Pivotal acquisition.
(2) Year-over-year growth comparisons calculated from financial statements as originally reported.
(3) See Appendix for reconciliation to GAAP.
(4) The Q4-20 guidance that VMware provided on its November 26, 2019 earnings call was for "standalone" VMware (excluding Pivotal).
(5) Based on net income attributable to VMware, Inc.

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Comparison of FY20 Reported Cash Flow to VMware Standalone Guidance As Presented in Impact Attributable Excluding Pivotal(2) November 26, 2019 February 27, 2020 to Pivotal Guidance(2) Earnings FY-20 in $ millions Release(1) Cash Flows from Operations 3,872 (41) 3,913 3,850 y/y 6% - 7% 5% CapEx (279) (8) (271) (280) Free Cash Flow(3) 3,593 (49) 3,642 3,570 y/y 6% - 7% 4% Note: Totals may not sum due to rounding. (1) Year-over-year growth comparisons are to Q4 FY19 amounts as adjusted to reflect the recast of prior period financial statements due to the Pivotal acquisition. (2) Year-over-year growth comparisons calculated from financial statements as originally reported. (3) Free Cash Flow is a non-GAAP financial measure calculated by subtracting CapEx from Cash Flows From Operations. See table above. ©2020 VMware, Inc. 8

Bookings for Key Products

NSX			
	Q4FY20 YoY Growth	FY20 $	FY20 YoY Growth
Product Bookings (1)	Increased over 20%		Increased over 30%
Total Bookings		Over $1.7B	Increased nearly 30%

vSAN			
	Q4FY20 YoY Growth	FY20 $	FY20 YoY Growth
Product Bookings (1)	Increased mid-teens		Increased over 30%
Total Bookings		Over $900M	Increased approximately 40%

EUC			
	Q4FY20 YoY Growth	FY20 $	FY20 YoY Growth
Product Bookings (1)	Increased over 30%		Increased over 20%
Total Bookings		Over $1.7B	Increased low double-digits

Core SDDC		
	Q4FY20 YoY Growth	FY20 YoY Growth
Product Bookings (1)	Decreased in low single-digits	Increased mid single-digits
Total Bookings	Flat	Increased mid single-digits

(1) Includes Subscription and SaaS and license bookings. Equivalent to "License Bookings" as stated in prior periods.

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Q&A ©2019 VMware, Inc. 10

Appendix Enterprise Agreements 51% of total bookings 31 deals over $10M 10 of the top 10 deals included NSX 10 of the top 10 deals included Management 10 of the top 10 deals included vSAN 8 of the top 10 deals included EUC 6 of the top 10 deals included VMware Cloud Foundation ©2020 VMware, Inc. 11

Appendix VMware, Inc. GROWTH IN REVENUE PLUS SEQUENTIAL CHANGE IN UNEARNED REVENUE (in millions) (unaudited) Growth in Total Revenue Plus Sequential Change in Unearned Revenue Three Months Ended January 31, February 1, 2020 2019(1) Total revenue, as reported $ 3,073 $ 2,759 Sequential change in unearned revenue(2) 1,051 943 Total revenue plus sequential change in unearned revenue $ 4,124 $ 3,702 Change (%) over prior year, as reported 11 % Growth in License and Subscription and SaaS Revenue Plus Sequential Change in Unearned License and Subscription and SaaS Revenue Three Months Ended January 31, February 1, 2020 2019(1) Total license and subscription and SaaS revenue, as reported $ 1,590 $ 1,394 Sequential change in unearned license and subscription and SaaS revenue 335 253 Total license and subscription and SaaS revenue plus sequential change in unearned license and subscription and SaaS revenue $ 1,925 $ 1,647 Change (%) over prior year, as reported 17% (1) Adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control. (2) Sequential change in unearned revenue consists of the change in total unearned revenue from the preceding quarter. Total unearned revenue consists of current and non-current unearned revenue amounts presented in the consolidated balance sheets.  ©2020 VMware, Inc. 12

Appendix VMware, Inc. GROWTH IN REVENUE PLUS SEQUENTIAL CHANGE IN UNEARNED REVENUE (in millions) (unaudited) Growth in Total Revenue Plus Sequential Change in Unearned Revenue Excluding Pivotal Three Months Ended January 31, February 1, 2020 2019(1) Total revenue, as reported $ 3,073 $ 2,759 Total revenue, excluding impact of Pivotal 2,874 2,592 Sequential change in unearned revenue, as reported(2) 1,051 943 Sequential change in unearned revenue, excluding impact of Pivotal 908 777 Total revenue plus sequential change in unearned revenue, as reported $ 4,124 $ 3,702 Total revenue plus sequential change in unearned revenue, excluding impact of Pivotal $ 3,782 $ 3,369 Change (%) over prior year, as reported 11 % Change (%) over prior year, excluding impact of Pivotal 12% (1) Adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control. (2) Sequential change in unearned revenue consists of the change in total unearned revenue from the preceding quarter. Total unearned revenue consists of current and non-current unearned revenue amounts presented in the consolidated balance sheets.  ©2020 VMware, Inc. 13

Q4FY20 Growth in License Revenue plus Sequential Change in Unearned License Revenue As Previously Classified Three Months Ended January 31, February 1, 2020 2019(1) Total license and subscription and SaaS revenue, as reported $ 1,590 $ 1,394 Less: subscription and SaaS revenue, as reported 556 367 Plus: portion of subscription and SaaS revenue, as previously classified as license revenue 291 203 License revenue as previously classified(2) $ 1,325 $ 1,230 Sequential change in unearned license and subscription and SaaS revenue, as reported $ 335 $ 253 Less: sequential change in unearned subscription and SaaS revenue, as reported 335 255 Plus: portion of sequential change of unearned subscription and SaaS revenue, as previously classified as unearned license revenue 100 45 Sequential change in unearned license revenue as previously classified(2) $ 100 $ 43 Total license revenue plus sequential change in unearned license revenue as previously classified(2) $ 1,425 $ 1,273 Change (%) over prior year, as previously classified(2) 12% Note: Effective with the fourth quarter of fiscal year 2020, VMware is presenting a new revenue line item in its earnings reports entitled “subscription and SaaS revenue” and revenue from prior periods has been reclassified to conform to the fourth quarter fiscal year 2020 presentation. Previously, subscription and SaaS revenue was allocated between license and services revenue. The above table shows the portion of the subscription and SaaS revenue that would have been classified as license revenue under the prior revenue classifications. (1) As recast to include Pivotal pursuant to GAAP accounting for acquisition of Pivotal as a transaction between entities under common control. (2) Subscription and SaaS revenue attributable to Pivotal did not include license revenue as previously classified. As a result, this reflects the VMware, Inc. standalone amounts. ©2020 VMware, Inc. 14

Summary of FY19 Recast Financials Note: Totals may not sum due to rounding. (1) See Appendix for reconciliation to GAAP; (2) Based on net income attributable to VMware, Inc. ©2020 VMware, Inc. 15

Summary of FY20 Recast Financials Note: Totals may not sum due to rounding. (1) See Appendix for reconciliation to GAAP; (2) Based on net income attributable to VMware, Inc. ©2020 VMware, Inc. 16

Reconciliation of Q4FY20 Results to VMware Standalone Results

Reconciliation of GAAP to Non-GAAP Data excluding Pivotal
For the Three Months Ended January 31, 2020

	GAAP	Total Non-GAAP Adjustments[1]	Non-GAAP, as Adjusted[2]	Impact Attributable to Acquisition of Pivotal[3]	Non-GAAP as Adjusted excluding Pivotal
Revenue	$ 3,073	—	3,073	199	$ 2,874
Operating income	$ 250	805	1,054	1	$ 1,053
Operating margin [2]	8.1%	26.2%	34.3%	N/A	36.6%
Other income (expense) - (including Investment income & interest expense)	$ (11)	(1)	(11)	11	$ (23)
Income before income tax	$ 239	804	1,043	13	$ 1,030
Income tax provision	$ (76)	242	166	1	$ 165
Tax rate [2]	N/A[4]	—	16.0%	16.0%	16.0%
Net income	$ 315	562	877	11	$ 865
Less: Net income (loss) attributable to non-controlling interest	$ (6)	15	9	9	—
Net income attributable to VMware, Inc.	$ 321	547	868	2	$ 865
Weighted-average shares, diluted for Classes A and B	424,007	—	424,007	9,230[5]	414,777
Net income per weighted-average share attributable to VMware, Inc.	$ 0.76	—	$ 2.05	—	$ 2.09

(1) Non-GAAP Adjustments sum from reconciliation of GAAP to Non-GAAP data for three months ended January 31, 2020, which include adjustments related to stock-based compensation, employer payroll taxes on employee stock transactions, intangible amortization, realignment charges, acquisition, disposition and other items, certain litigation and other contingencies, and tax adjustment.
(2) Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.
(3) Reflects Pivotal operations during Q4-20 and adjustments to VMware, Inc. standalone and Pivotal financials for periods under recast.
(4) GAAP tax rate was not applicable due to the income tax benefit recorded for the three months ended January 31, 2020.
(5) Represents increase in weighted-average diluted shares due to Pivotal acquisition for the issuance of VMware's Class B common stock to Dell Technologies as merger consideration and issuance of VMware's Class A common stock for substitution of employee equity grants.

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Reconciliation of Q4FY19 VMware Standalone Results

Includes bridge to revenue as originally classified

Reconciliation of GAAP to Non-GAAP Data excluding Pivotal
For the Three Months Ended February 1, 2019

	GAAP[1]	Total Non-GAAP Adjustments[2]	Non-GAAP, as Adjusted[3]	Impact Attributable to Acquisition of Pivotal[4]	Non-GAAP as Adjusted excluding Pivotal	Adjusted to Prior Revenue Categories	Non-GAAP excluding Pivotal adjusted to prior Revenue Categories
License revenue	$ 1,027	—	1,027	—	$ 1,028	203	1,231
Subscription and SaaS revenue	367	—	367	109	258	(258)	—
Services revenue	1,365	—	1,365	60	1,305	55	1,360
Total revenue	$ 2,759	—	2,759	168	$ 2,591	—	2,591
Operating income	$ 598	342	940	(27)	$ 967		
Operating margin[3]	21.7%	12.4%	34.1%	N/A	37.3%		
Other income (expense) - (including Investment income & interest expense)	$ (32)	48	16	2	$ 13		
Income before income tax	$ 566	390	956	(24)	$ 980		
Income tax provision	$ 87	67	154	(3)	$ 157		
Tax rate[3]	15.4%	—	16.0%	16.0%	16.0%		
Net income (loss)	$ 479	323	802	(21)	$ 823		
Less: Net income (loss) attributable to non-controlling interest	$ (17)	24	7	7	—		
Net income (loss) attributable to VMware, Inc.	$ 496	299	795	(28)	$ 823		
Weighted-average shares, diluted for Classes A and B	424,630	—	424,630	8,179[5]	416,451		
Net income per weighted-average share attributable to VMware, Inc.	$ 1.17	—	$ 1.87	—	$ 1.98		

(1) As recast to include Pivotal pursuant to GAAP accounting for acquisition of Pivotal as a transaction between entities under common control.
(2) Non-GAAP Adjustments sum from reconciliation of GAAP to Non-GAAP data for three months ended February 1, 2019, which include adjustments related to stock-based compensation, employer payroll taxes on employee stock transactions, intangible amortization, realignment charges, acquisition, disposition and other items, other contingencies and tax adjustment.
(3) Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.
(4) Reflects Pivotal operations during Q4-20 and adjustments to VMware, Inc. standalone and Pivotal financials for periods under recast.
(5) Represents increase in weighted-average diluted shares due to Pivotal acquisition for the issuance of VMware's Class B common stock to Dell Technologies as merger consideration and issuance of VMware's Class A common stock for substitution of employee equity grants.

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Appendix

VMware, Inc.

RECONCILIATION OF GAAP TO NON-GAAP DATA

For the Three Months Ended January 31, 2020

(amounts in millions, except per share amounts, and shares in thousands)

(unaudited)

	GAAP	Stock-Based Compensation	Employer Payroll Taxes on Employee Stock Transactions	Intangible Amortization	Realignment Charges	Acquisition, Disposition and Other Items	Certain Litigation and Other Contingencies	Tax Adjustment[1]	Non-GAAP As Adjusted[2]
Operating expenses[3]:									
Cost of license revenue	$ 50	—	—	(27)	—	—	—	—	$ 23
Cost of subscription and SaaS revenue	$ 106	(3)	—	(25)	—	—	—	—	$ 79
Cost of services revenue	$ 317	(24)	(2)	—	—	—	—	—	$ 291
Research and development	$ 676	(130)	(2)	—	—	—	—	—	$ 543
Sales and marketing	$ 1,003	(91)	—	(34)	—	—	—	—	$ 881
General and administrative	$ 592	(64)	(3)	—	—	(84)	(237)	—	$ 202
Realignment and loss on disposition	$ 79	—	—	—	(79)	—	—	—	$ —
Operating income	$ 250	312	7	86	79	84	237	—	$ 1,054
Operating margin[2]	*8.1%*	*10.1%*	*0.2%*	*2.8%*	*2.6%*	*2.7%*	*7.7%*	—	*34.3%*
Other income (expense), net[4]	$ 10	—	—	—	—	(1)	—	—	$ 10
Income before income tax	$ 239	312	7	86	79	83	237	—	$ 1,043
Income tax provision (benefit)	$ (76)							242	$ 166
Tax rate[2]	*N/A*								*16.0%*
Net income	$ 315	312	7	86	79	83	237	(242)	$ 877
Less: Net income (loss) attributable to non-controlling interests	$ (6)	23	—	7	—	1	—	(15)	$ 9
Net income attributable to VMware, Inc.	$ 321	289	7	79	79	82	237	(227)	$ 868
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[2][5]	$ 0.76	$ 0.68	$ 0.02	$ 0.19	$ 0.19	$ 0.19	$ 0.56	$ (0.53)	$ 2.05

N/A - GAAP tax rate was not applicable due to the income tax benefit recorded for the three months ended January 31, 2020.

(1) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses, changes to our corporate structure and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

(2) Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.

(3) Cost of subscription and SaaS revenue was allocated between cost of license revenue and cost of services revenue in prior year and has been reclassified to conform with current period presentation.

(4) Non-GAAP adjustment to other income (expense), net includes gains or losses on equity investments, whether realized or unrealized.

(5) Calculated based upon 424,007 diluted weighted-average shares for Classes A and B.

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Appendix

VMware, Inc.

RECONCILIATION OF GAAP TO NON-GAAP DATA

For the Three Months Ended February 1, 2019

(amounts in millions, except per share amounts, and shares in thousands)

(unaudited)

	GAAP[1]	Stock-Based Compensation[1]	Employer Payroll Taxes on Employee Stock Transactions[1]	Intangible Amortization[1]	Acquisition, Disposition and Other Items[1]	Tax Adjustment[1][2]	Non-GAAP As Adjusted[1][3]
Operating expenses[4]:							
Cost of license revenue	$ 40	—	—	(20)	—	—	$ 20
Cost of subscription and SaaS revenue	$ 86	(2)	—	(25)	—	—	$ 58
Cost of services revenue	$ 292	(16)	—	(1)	(1)	—	$ 274
Research and development	$ 596	(105)	—	—	(1)	—	$ 490
Sales and marketing	$ 889	(63)	(1)	(17)	(1)	—	$ 808
General and administrative	$ 258	(34)	—	—	(55)	—	$ 169
Realignment and loss on disposition	$ —	—	—	—	—	—	$ —
Operating income	$ 598	220	1	63	58	—	$ 940
Operating margin[3]	*21.7%*	*8.0%*	*—%*	*2.3%*	*2.1%*	—	*34.1%*
Investment income (loss)	$ (7)	—	—	—	46	—	$ 39
Other income (expense), net[5]	$ 9	—	—	—	2	—	$ 11
Income before income tax	$ 566	220	1	63	106	—	$ 956
Income tax provision	$ 87					67	$ 154
Tax rate[3]	*15.4%*						*16.0%*
Net income	$ 479	220	1	63	106	(67)	$ 802
Less: Net income (loss) attributable to non-controlling interests	$ (17)	20	—	7	—	(3)	$ 7
Net income attributable to VMware, Inc.	$ 496	200	1	56	106	(64)	$ 795
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[3][6]	$ 1.17	$ 0.47	$ —	$ 0.13	$ 0.25	$ (0.15)	$ 1.87

[1] Adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control.

[2] Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments, such as adjustments resulting from the U.S. Tax Cuts and Jobs Act enacted on December 22, 2017 (the "2017 Tax Act"). Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

[3] Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.

[4] Cost of subscription and SaaS revenue was allocated between cost of license revenue and cost of services revenue in prior year and has been reclassified to conform with current period presentation.

[5] Non-GAAP adjustment to other income (expense), net includes gains or losses on equity investments, whether realized or unrealized.

[6] Calculated based upon 424,630 diluted weighted-average shares for Classes A and B.

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Appendix

VMware, Inc.

RECONCILIATION OF GAAP TO NON-GAAP DATA

For the Twelve Months Ended January 31, 2020

(amounts in millions, except per share amounts, and shares in thousands)

(unaudited)

	GAAP	Stock-Based Compensation	Employer Payroll Taxes on Employee Stock Transactions	Intangible Amortization	Realignment Charges	Acquisition, Disposition and Other Items	Certain Litigation and Other Contingencies	Tax Adjustment[1]	Non-GAAP As Adjusted[2]
Operating expenses[3]:									
Cost of license revenue	$ 166	(1)	—	(89)	—	—	—	—	$ 76
Cost of subscription and SaaS	$ 400	(13)	—	(103)	—	—	—	—	$ 285
Cost of services revenue	$ 1,233	(83)	(2)	(2)	—	—	—	—	$ 1,147
Research and development	$ 2,522	(459)	(3)	(1)	—	—	—	—	$ 2,058
Sales and marketing	$ 3,677	(293)	(6)	(105)	—	—	—	—	$ 3,273
General and administrative	$ 1,293	(168)	(3)	—	—	(173)	(237)	—	$ 711
Realignment and loss on disposition	$ 79	—	—	—	(79)	—	—	—	$ —
Operating income	$ 1,441	1,017	14	300	79	173	237	—	$ 3,261
Operating margin[2]	*13.3%*	*9.4%*	*0.1%*	*2.8%*	*0.7%*	*1.6%*	*2.2%*	—	*30.2%*
Other income (expense), net[4]	$ 86	—	—	—	—	(35)	—	—	$ 50
Income before income tax	$ 1,438	1,017	14	300	79	138	237	—	$ 3,222
Income tax provision (benefit)	$ (4,918) [6]							5,432	$ 514
Tax rate[2]	*N/M* [6]								*16.0%*
Net income	$ 6,356	1,017	14	300	79	138	237	(5,432)	$ 2,708
Less: Net income (loss) attributable to non-controlling interests	$ (56)	97	—	33	—	3	—	(24)	$ 53
Net income attributable to VMware, Inc.	$ 6,412	920	14	267	79	135	237	(5,408)	$ 2,655
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[2][5]	$ 15.08	$ 2.16	$ 0.03	$ 0.63	$ 0.19	$ 0.32	$ 0.56	$ (12.72)	$ 6.24

N/M - Tax rate calculated on a GAAP basis is not considered meaningful.

(1) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses, changes to our corporate structure and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

(2) Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.

(3) Cost of subscription and SaaS revenue was included in both cost of license revenue and cost of services revenue in prior year and has been reclassified to conform with current period presentation.

(4) Non-GAAP adjustment to other income (expense), net includes gains or losses on equity investments, whether realized or unrealized.

(5) Calculated based upon 425,235 diluted weighted-average shares for Classes A and B.

(6) During the second quarter of fiscal 2020, we completed an intra-group transfer of certain of our intellectual property rights to our Irish subsidiary, where our international business is headquartered. A discrete tax benefit of $4.9 billion was recorded as a deferred tax asset. Due to the impact of the discrete tax benefit of $4.9 billion, the tax rate calculated on a GAAP basis is not considered meaningful.

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Appendix

VMware, Inc.

RECONCILIATION OF GAAP TO NON-GAAP DATA
For the Twelve Months Ended February 1, 2019
(amounts in millions, except per share amounts, and shares in thousands)
(unaudited)

	GAAP[1]	Stock-Based Compensation[1]	Employer Payroll Taxes on Employee Stock Transactions[1]	Intangible Amortization[1]	Acquisition, Disposition and Other Items[1]	Tax Adjustment[1][2]	Non-GAAP As Adjusted[1][3]
Operating expenses[4]:							
Cost of license revenue	$ 150	(1)	—	(85)	—	—	$ 64
Cost of subscription and SaaS revenue	$ 280	(7)	—	(89)	—	—	$ 184
Cost of services revenue	$ 1,122	(58)	(1)	(3)	(2)	—	$ 1,058
Research and development	$ 2,173	(391)	(1)	—	(3)	—	$ 1,778
Sales and marketing	$ 3,230	(226)	(4)	(64)	(1)	—	$ 2,935
General and administrative	$ 846	(117)	(1)	—	(82)	—	$ 646
Realignment and loss on disposition	$ 9	—	—	—	(9)	—	$ —
Operating income	$ 1,803	800	7	241	97	—	$ 2,948
Operating margin[3]	*18.8%*	*8.3%*	*0.1%*	*2.5%*	*1.0%*	—	*30.7%*
Investment income (loss)	$ 161	—	—	—	46	—	$ 207
Other income (expense), net[5]	$ (1)	—	—	—	10	—	$ 9
Income before income tax	$ 1,829	800	7	241	153	—	$ 3,030
Income tax provision	$ 239					247	$ 486
Tax rate[3]	*13.1%*						*16.0%*
Net income	$ 1,590	800	7	241	153	(247)	$ 2,544
Less: Net income (loss) attributable to non-controlling interests	$ (60)	69	—	24	(1)	(6)	$ 26
Net income attributable to VMware, Inc.	$ 1,650	731	7	217	154	(241)	$ 2,518
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[3][6]	$ 3.92	$ 1.74	$ 0.02	$ 0.51	$ 0.37	$ (0.57)	$ 5.98

[1] Adjusted to reflect the recast of prior period information due to the Pivotal acquisition, which was accounted for as a transaction between entities under common control.

[2] Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments, such as adjustments resulting from the 2017 Tax Act. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

[3] Totals may not sum, due to rounding. Operating margin, tax rate and net income per weighted average share information are calculated based upon the respective underlying, non-rounded data.

[4] Cost of subscription and SaaS revenue was included in both cost of license revenue and cost of services revenue in prior year and has been reclassified to conform with current period presentation.

[5] Non-GAAP adjustment to other income (expense), net includes gains or losses on equity investments, whether realized or unrealized.

ated based upon 421,131 diluted weighted-average shares for Classes A and B.

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SUPPLEMENTAL SCHEDULE OF FINANCIAL INFORMATION ADJUSTED FOR PIVOTAL ACQUISITION

(amounts in millions, except per share amounts, and shares in thousands)

(unaudited)

During the fourth quarter of fiscal 2020, VMware acquired Pivotal, which was accounted for as a transaction between entities under common control. This transaction required prior period information to be recast for all periods presented, as if the combination had been in effect since the inception of the common control, which could include eliminations and other adjustments (referred to in the schedules below as "Pivotal Adjustments").

Condensed Consolidated Statements of Income Adjusted for Pivotal Acquisition

The following table presents the condensed consolidated statements of income for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 as adjusted for the Pivotal acquisition (tables in millions, except per share amounts, and shares in thousands):

	Three Months Ended							Twelve Months Ended	
	November 1, 2019	August 2, 2019	May 3, 2019	February 1, 2019	November 2, 2018	August 3, 2018	May 4, 2018	February 1, 2019	February 2, 2018
Revenue:									
License	$ 728	$ 773	$ 646	$ 1,027	$ 692	$ 723	$ 601	$ 3,042	$ 2,628
Subscription and SaaS	470	439	411	367	334	308	294	1,303	927
Services	1,458	1,420	1,393	1,365	1,337	1,301	1,264	5,268	4,781
Total revenue	2,656	2,632	2,450	2,759	2,363	2,332	2,159	9,613	8,336
Operating expenses:									
Cost of license revenue	42	38	36	40	37	37	36	150	135
Cost of subscription and SaaS revenue	103	97	94	86	72	65	62	280	200
Cost of services revenue	311	306	299	292	279	279	271	1,122	1,072
Research and development	642	614	590	596	551	528	498	2,173	1,917
Sales and marketing	918	888	868	889	786	772	782	3,230	2,723
General and administrative	269	223	209	258	199	203	185	846	722
Realignment and loss on disposition	—	—	—	—	6	1	2	9	104
Operating income	371	466	354	598	433	447	323	1,803	1,463
Investment income (loss)	12	14	14	(7)	63	57	48	161	120
Interest expense	(40)	(34)	(34)	(34)	(33)	(34)	(34)	(134)	(74)
Other income (expense), net	17	41	17	9	(17)	10	(1)	(1)	68
Income before income tax	360	487	351	566	446	480	336	1,829	1,577
Income tax provision (benefit)	(30)	(4,798)	(14)	87	41	64	46	239	1,152
Net income	390	5,285	365	479	405	416	290	1,590	425
Less: Net loss attributable to non-controlling interests	(17)	(18)	(15)	(17)	(17)	(17)	(9)	(60)	(12)
Net income attributable to VMware, Inc.	$ 407	$ 5,303	$ 380	$ 496	$ 422	$ 433	$ 299	$ 1,650	$ 437
Net income per weighted-average share attributable to VMware, Inc. common stockholders, basic for Classes A and B	$ 0.98	$ 12.72	$ 0.91	$ 1.19	$ 1.01	$ 1.04	$ 0.73	$ 3.99	$ 1.07
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B	$ 0.96	$ 12.47	$ 0.89	$ 1.17	$ 1.00	$ 1.03	$ 0.71	$ 3.92	$ 1.04
Weighted-average shares, basic for Classes A and B	416,387	416,983	417,636	417,499	415,930	414,334	409,266	413,769	410,315
Weighted-average shares, diluted for Classes A and B	423,035	425,091	426,697	424,630	422,629	421,421	418,836	421,131	420,887

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Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition

The following tables present the reconciliations of GAAP to non-GAAP data for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 as adjusted for the Pivotal acquisition (tables in millions, except per share amounts):

	Three Months Ended November 1, 2019				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 431	(60)	$ 371	386 [1]	$ 758
Income tax provision (benefit)	45	(75)	(30)	147 [2]	118
Net income attributable to VMware, Inc.	$ 621	(214)	$ 407	195 [3]	$ 602
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 1.50		$ 0.96	0.45 [4]	$ 1.42

[1] Non-GAAP adjustments to operating income include stock-based compensation ($256 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($74 million) and acquisition, disposition and other items ($55 million).

[2] Non-GAAP adjustments to income tax provision (benefit) were $147 million during the three months ended November 1, 2019.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($230 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($65 million), acquisition, disposition and other items ($43 million) and tax adjustment (-$144 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.54), intangible amortization ($0.15), acquisition, disposition and other items ($0.10) and tax adjustment (-$0.34).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 423,035 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended August 2, 2019				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 523	(57)	$ 466	330 [1]	$ 795
Income tax provision (benefit)	(4,925)	127	(4,798)	4,925 [2]	127
Net income attributable to VMware, Inc.	$ 4,926	377	$ 5,303	(4,652) [3]	$ 650
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 11.83		$ 12.47	(10.94) [4]	$ 1.53

[1] Non-GAAP adjustments to operating income include stock-based compensation ($234 million), employer payroll taxes on employee stock transactions ($4 million), intangible amortization ($70 million) and acquisition, disposition and other items ($22 million).

[2] Non-GAAP adjustments to income tax provision (benefit) were $4,925 million during the three months ended August 2, 2019.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($208 million), employer payroll taxes on employee stock transactions ($4 million), intangible amortization ($61 million), acquisition, disposition and other items (-$1 million) and tax adjustment (-$4,924 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.49), employer payroll taxes on employee stock transactions ($0.01), intangible amortization ($0.14), and tax adjustment (-$11.58).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 425,091 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

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Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended May 3, 2019									
	GAAP As Originally Reported		Pivotal Adjustments	Combined GAAP As Adjusted[6]		Non-GAAP Adjustments		Non-GAAP As Adjusted[6]		
Operating income	$	415	(61)	$	354	300	(1)	$	654	
Income tax provision (benefit)		35	(49)		(14)	118	(2)		104	
Net income attributable to VMware, Inc.	$	505	(125)	$	380	155	(3)	$	535	
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$	1.21		$	0.89	0.35	(4)	$	1.25	

---

[1] Non-GAAP adjustments to operating income include stock-based compensation ($216 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($69 million) and acquisition, disposition and other items ($13 million).

[2] Non-GAAP adjustments to income tax provision (benefit) were $118 million during the three months ended May 3, 2019.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($194 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million), acquisition, disposition and other items ($12 million) and tax adjustment (-$113 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.45), intangible amortization ($0.14), acquisition, disposition and other items ($0.03) and tax adjustment (-$0.27).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 426,697 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended February 1, 2019									
	GAAP As Originally Reported		Pivotal Adjustments	Combined GAAP As Adjusted[6]		Non-GAAP Adjustments		Non-GAAP As Adjusted[6]		
Operating income	$	664	(66)	$	598	342	(1)	$	940	
Income tax provision		89	(2)		87	67	(2)		153	
Net income attributable to VMware, Inc.	$	502	(6)	$	496	299	(3)	$	795	
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$	1.21		$	1.17	0.70	(4)	$	1.87	

---

[1] Non-GAAP adjustments to operating income include stock-based compensation ($220 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($63 million) and acquisition, disposition and other items ($58 million).

[2] Non-GAAP adjustments to income tax provision were $67 million during the three months ended February 1, 2019.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($200 million), employer payroll taxes on employee stock transactions ($1 million), intangible amortization ($56 million), acquisition, disposition and other items ($106 million) and tax adjustment (-$64 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.47), intangible amortization ($0.13), acquisition, disposition and other items ($0.25) and tax adjustment (-$0.15).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 424,630 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

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Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended November 2, 2018				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 495	(62)	$ 433	287 [1]	$ 720
Income tax provision	11	30	41	79 [2]	120
Net income attributable to VMware, Inc.	$ 334	88	$ 422	200 [3]	$ 622
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 0.81		$ 1.00	0.47 [4]	$ 1.47

[1] Non-GAAP adjustments to operating income include stock-based compensation ($211 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million) and acquisition, disposition and other items ($14 million).

[2] Non-GAAP adjustments to income tax provision were $79 million during the three months ended November 2, 2018.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($192 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($53 million), acquisition, disposition and other items ($30 million) and tax adjustment (-$77 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.45), intangible amortization ($0.13), acquisition, disposition and other items ($0.07) and tax adjustment (-$0.18).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 422,629 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Three Months Ended August 3, 2018				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 509	(62)	$ 447	267 [1]	$ 714
Income tax provision	128	(64)	64	54 [2]	118
Net income attributable to VMware, Inc.	$ 644	(211)	$ 433	180 [3]	$ 613
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 1.56		$ 1.03	0.42 [4]	$ 1.45

[1] Non-GAAP adjustments to operating income include stock-based compensation ($196 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($60 million) and acquisition, disposition and other items ($9 million).

[2] Non-GAAP adjustments to income tax provision were $54 million during the three months ended August 3, 2018.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($177 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($53 million), acquisition, disposition and other items ($1 million) and tax adjustment (-$53 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.42), intangible amortization ($0.13) and tax adjustment (-$0.13).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 421,421 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

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Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Three Months Ended May 4, 2018				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 382	(59)	$ 323	248 [1]	$ 572
Income tax provision	233	(187)	46	48 [2]	94
Net income attributable to VMware, Inc.	$ 942	(643)	$ 299	189 [3]	$ 488
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 2.29		$ 0.71	0.45 [4]	$ 1.16

[1] Non-GAAP adjustments to operating income include stock-based compensation ($172 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($59 million) and acquisition, disposition and other items ($15 million).

[2] Non-GAAP adjustments to income tax provision were $48 million during the three months ended May 4, 2018.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($161 million), employer payroll taxes on employee stock transactions ($2 million), intangible amortization ($55 million), acquisition, disposition and other items ($18 million) and tax adjustment (-$47 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($0.39), intangible amortization ($0.13), acquisition, disposition and other items ($0.04) and tax adjustment (-$0.11).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 418,836 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

	Twelve Months Ended February 1, 2019				
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted[6]	Non-GAAP Adjustments	Non-GAAP As Adjusted[6]
Operating income	$ 2,050	(247)	$ 1,803	1,145 [1]	$ 2,948
Income tax provision	461	(222)	239	247 [2]	486
Net income attributable to VMware, Inc.	$ 2,422	(772)	$ 1,650	868 [3]	$ 2,518
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B[5][6]	$ 5.85		$ 3.92	2.07 [4]	$ 5.98

[1] Non-GAAP adjustments to operating income include stock-based compensation ($800 million), employer payroll taxes on employee stock transactions ($7 million), intangible amortization ($241 million) and acquisition, disposition and other items ($97 million).

[2] Non-GAAP adjustments to income tax provision were $247 million during the twelve months ended February 1, 2019.

[3] Non-GAAP adjustments to net income attributable to VMware, Inc. include stock-based compensation ($731 million), employer payroll taxes on employee stock transactions ($7 million), intangible amortization ($217 million), acquisition, disposition and other items ($154 million) and tax adjustment (-$241 million).

[4] Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($1.74), employer payroll taxes on employee stock transactions ($0.02), intangible amortization ($0.51), acquisition, disposition and other items ($0.37) and tax adjustment (-$0.57).

[5] Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 421,131 diluted weighted-average shares for Classes A and B.

[6] Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

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Reconciliations of GAAP to Non-GAAP Data Adjusted for Pivotal Acquisition (cont.)

	Twelve Months Ended February 2, 2018								
		GAAP As Originally Reported	Pivotal Adjustments		Combined GAAP As Adjusted(6)	Non-GAAP Adjustments			Non-GAAP As Adjusted(6)
Operating income	$	1,702	(239)	$	1,463	1,026	(1)	$	2,489
Income tax provision		1,155	(3)		1,152	(627)	(2)		525
Net income attributable to VMware, Inc.	$	659	(222)	$	437	1,578	(3)	$	2,016
Net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted for Classes A and B(5)(6)	$	1.59		$	1.04	3.74	(4)	$	4.79

(1) Non-GAAP adjustments to operating income include stock-based compensation ($712 million), employer payroll taxes on employee stock transactions ($6 million), intangible amortization ($174 million) and acquisition, disposition and other items ($134 million).

(2) Non-GAAP adjustments to income tax provision were -$627 million during the twelve months ended February 2, 2018.

(3) Non-GAAP adjustments to net income attributable to VMware Inc. include stock-based compensation ($683 million), employer payroll taxes on employee stock transactions ($6 million), intangible amortization ($172 million), acquisition, disposition and other items ($88 million), loss on share repurchase ($2 million) and tax adjustment ($627 million).

(4) Non-GAAP adjustments to net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, include stock-based compensation ($1.62), employer payroll taxes on employee stock transactions ($0.01), intangible amortization ($0.41), acquisition, disposition and other items ($0.21) and tax adjustment ($1.49).

(5) Combined GAAP as adjusted and non-GAAP as adjusted net income per weighted-average share attributable to VMware, Inc. common stockholders, diluted, were calculated based upon 420,887 diluted weighted-average shares for Classes A and B.

(6) Totals may not sum, due to rounding. Net income per weighted-average share attributable to VMware, Inc. common stockholders was calculated based upon the respective underlying, non-rounded data.

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Condensed Consolidated Balance Sheet Adjusted for Pivotal Acquisition

The following table presents the condensed consolidated balance sheet for fiscal 2019 as originally reported and as adjusted for the Pivotal acquisition (tables in millions):

	February 1, 2019		
	GAAP As Originally Reported	Pivotal Adjustments	Combined GAAP As Adjusted
ASSETS			
Current assets:			
Cash and cash equivalents	$ 2,830	702	$ 3,532
Short-term investments	19	—	19
Accounts receivable, net of allowance for doubtful accounts	1,576	147	1,723
Due from related parties, net	937	153	1,090
Other current assets	289	16	305
Total current assets	5,651	1,018	6,669
Property and equipment, net	1,133	29	1,162
Other assets	1,853	(765)	1,088
Deferred tax assets	103	187	290
Intangible assets, net	541	425	966
Goodwill	5,381	2,037	7,418
Total assets	$ 14,662	2,931	$ 17,593
LIABILITIES AND STOCKHOLDERS' EQUITY			
Current liabilities:			
Accounts payable	$ 135	18	$ 153
Accrued expenses and other	1,593	71	1,664
Unearned revenue	3,968	371	4,339
Total current liabilities	5,696	460	6,156
Note payable to Dell	270	—	270
Long-term debt	3,972	—	3,972
Unearned revenue	3,010	90	3,100
Income tax payable	889	—	889
Other liabilities	274	41	315
Total liabilities	14,111	591	14,702
Contingencies			
Stockholders' equity:			
Class A common stock	1	—	1
Class B convertible common stock	3	—	3
Additional paid-in capital	531	2,428	2,959
Accumulated other comprehensive income (loss)	2	(4)	(2)
Retained earnings (Accumulated deficit)	14	(1,110)	(1,096)
Total VMware, Inc. stockholders' equity	551	1,314	1,865
Non-controlling interests	—	1,026	1,026
Total stockholders' equity	551	2,340	2,891
Total liabilities and stockholders' equity	$ 14,662	2,931	$ 17,593

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Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition

The following table presents the reconciliation of GAAP cash flows from operating activities to free cash flows as adjusted for the Pivotal acquisition for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 (table in millions):

	Three Months Ended							Twelve Months Ended	
	November 1, 2019	August 2, 2019	May 3, 2019	February 1, 2019	November 2, 2018	August 3, 2018	May 4, 2018	February 1, 2019	February 2, 2018
GAAP cash flows from operating activities	$ 751	$ 641	$ 1,395	$ 1,020	$ 733	$ 805	$ 1,101	$ 3,657	$ 3,101
Capital expenditures	(52)	(91)	(73)	(68)	(60)	(63)	(63)	(254)	(276)
Free cash flows	$ 699	$ 550	$ 1,322	$ 952	$ 673	$ 742	$ 1,038	$ 3,403	$ 2,825

The following tables present the reconciliation of GAAP cash flows from operating activities to free cash flows as originally reported and as adjusted for the Pivotal acquisition for the first three quarters of fiscal 2020, the four quarters of fiscal 2019, and the annual periods of fiscal 2019 and fiscal 2018 (tables in millions):

	Three Months Ended November 1, 2019		
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$ 810	(59)	$ 751
Capital expenditures	(50)	(2)	(52)
Free cash flows	$ 760	(61)	$ 699

	Three Months Ended August 2, 2019		
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$ 699	(58)	$ 641
Capital expenditures	(88)	(3)	(91)
Free cash flows	$ 611	(61)	$ 550

	Three Months Ended May 3, 2019		
	As Originally Reported	Pivotal Adjustments	Combined As Adjusted
GAAP cash flows from operating activities	$ 1,273	122	$ 1,395
Capital expenditures	(71)	(2)	(73)
Free cash flows	$ 1,202	120	$ 1,322

©2020 VMware, Inc.

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VMware, Inc. Appendix Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition (cont.) Three Months Ended February 1, 2019 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 1,012 8 $ 1,020 Capital expenditures (66) (2) (68) Free cash flows $ 946 6 $ 952 Three Months Ended November 2, 2018 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 769 (36) $ 733 Capital expenditures (57) (3) (60) Free cash flows $ 712 (39) $ 673 Three Months Ended August 3, 2018 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 787 18 $ 805 Capital expenditures (61) (2) (63) Free cash flows $ 726 16 $ 742 Three Months Ended May 4, 2018 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 1,095 6 $ 1,101 Capital expenditures (61) (2) (63) Free cash flows $ 1,034 4 $ 1,038 Twelve Months Ended February 1, 2019 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 3,663 (6) $ 3,657 Capital expenditures (245) (9) (254) Free cash flows $ 3,418 (15) $ 3,403 ©2020 VMware, Inc. 31

Appendix VMware, Inc. Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flows Adjusted for Pivotal Acquisition (cont.) Twelve Months Ended February 2, 2018 As Originally Pivotal Combined Reported Adjustments As Adjusted GAAP cash flows from operating activities $ 3,218 (117) $ 3,101 Capital expenditures (263) (13) (276) Free cash flows $ 2,955 (130) $ 2,825 ©2020 VMware, Inc. 32